UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

ORION MARINE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01       Other Events

Item 9.01       Financial Statements and Exhibits

SIGNATURE

EXHIBITS

          EX 99.1 Letter to Stockholders

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Item 8.01      Other Events

Orion Marine Group, Inc. (the “Company”) recommends a “FOR” vote on proposal 2 (the advisory vote on the compensation of the Company’s named executive officers or the “Say-on-Pay Proposal”) at the Company’s 2012 Annual Meeting of Stockholders to be held on May 22, 2012. On May 10, 2012, the Company issued a letter to its stockholders in further support of this proposal, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. This letter is expected to be utilized by certain employees of the Company and its proxy solicitation firm Georgeson, Inc. between the date of this Current Report on Form 8-K and the date of the Company’s 2012 Annual Meeting, in communications with and the solicitation of votes from certain shareholders of the Company regarding the Say-on-Pay Proposal.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01       Financial Statements and Exhibits

            (d)       Exhibits

Exhibit

number

99.1                 Letter to Stockholders dated May 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: May 10, 2012	By:	/s/ Mark R. Stauffer
Executive Vice President and Chief Financial Officer

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